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                                 PROMISSORY NOTE
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$12,000,000.00                    Dallas, Texas                December 30, 2004

        FOR VALUE RECEIVED, BEHRINGER HARVARD REIT I, INC., a Maryland corporation ("BORROWER") hereby promises to pay to the order of BANK OF AMERICA, N.A., a national banking association ("LENDER") under that certain Credit Agreement (defined below) among Borrower, Behringer Harvard Operating Partnership I, LP, Berhinger Harvard Cyprus, LLC, Bank of America, N.A., as Administrative Agent (in such capacity, together with any and all of its successors and assigns, "ADMINISTRATIVE AGENT") as agent for the benefit of the Lenders from time to time a party to that certain Credit Agreement (the "CREDIT AGREEMENT") of even date herewith, without offset, in immediately available funds in lawful money of the United States of America, at Administrative Agent's Office as defined in the Credit Agreement, the principal sum of up to TWELVE MILLION AND NO/100 DOLLARS ($12,000,000.00) (or the unpaid balance of all principal advanced against this Note, if that amount is less), together with interest on the unpaid principal balance of this Note from day to day outstanding as hereinafter provided.

        1. NOTE; INTEREST; PAYMENT SCHEDULE AND MATURITY DATE. This Note is one of the Notes referred to in Credit Agreement and is entitled to the benefits thereof and subject to prepayment in whole or part as provided therein. The entire principal balance of this Note then unpaid shall be due and payable at the times as set forth in the Credit Agreement. Accrued unpaid interest shall be due and payable at the times and at the interest rate as set forth in the Credit Agreement until all principal and accrued interest owing on this Note shall have been fully paid and satisfied. Any amount not paid when due and payable hereunder shall, to the extent permitted by applicable Law, bear interest at the Past Due Rate, as set forth in the Credit Agreement.

        2. GUARANTY; LOAN DOCUMENTS. The obligations of Borrower under this Note are guaranteed, in whole or in part, by the Guaranty (whether one or more, as defined in the Credit Agreement). Each Guaranty is secured by certain Security Documents, as more particularly described in the Credit Agreement.

        3.      DEFAULTS.

                (a) It shall be a default ("DEFAULT") under this Note and each of the other Loan Documents if, subject to the grace periods provided in the Credit Agreement or the other Loan Documents, (i) any principal, interest or other amount of money due under this Note is not paid in full when due, regardless of how such amount may have become due; (ii) any covenant, agreement, condition, representation or warranty herein or in any other Loan Documents is not fully and timely performed, observed or kept; or (iii) there shall occur any default or event of default under the Mortgage or any other Loan Document. Upon the occurrence and during the continuation of a Default, Administrative Agent on behalf of the Lenders shall have the rights to declare the unpaid principal balance and accrued but unpaid interest on this Note, and all other amounts due hereunder and under the other Loan Documents, at once due and payable (and upon such declaration, the same shall be at once due and payable), to foreclose any liens and security


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interests securing payment hereof and to exercise any of its other rights, powers and remedies under this Note, under any other Loan Document, or at Law or in equity.

                (b) All of the rights, remedies, powers and privileges (together, "RIGHTS") of Administrative Agent on behalf of the Lenders provided for in this Note and in any other Loan Document are cumulative of each other and of any and all other Rights at Law or in equity. The resort to any Right shall not prevent the concurrent or subsequent employment of any other appropriate Right. No single or partial exercise of any Right shall exhaust it, or preclude any other or further exercise thereof, and every Right may be exercised at any time and from time to time. No failure by Administrative Agent or LenderS to exercise, nor delay in exercising any Right, including but not limited to the right to accelerate the maturity of this Note, shall be construed as a waiver of any Default or as a waiver of any Right. Without limiting the generality of the foregoing provisions, the acceptance by Lender from time to time of any payment under this Note which is past due or which is less than the payment in full of all amounts due and payable at the time of such payment, shall not (i) constitute a waiver of or impair or extinguish the right of Administrative Agent or Lenders to accelerate the maturity of this Note or to exercise any other Right at the time or at any subsequent time, or nullify any prior exercise of any such Right, or (ii) constitute a waiver of the requirement of punctual payment and performance or a novation in any respect.

                (c) If any holder of this Note retains an attorney in connection with any Default or at maturity or to collect, enforce or defend this Note or any other Loan Document in any lawsuit or in any probate, reorganization, bankruptcy, arbitration or other proceeding, or if Borrower sues any holder in connection with this Note or any other Loan Document and does not prevail, then Borrower agrees to pay to each such holder, in addition to principal, interest and any other sums owing to Lenders hereunder and under the other Loan Documents, all costs and expenses reasonably incurred by such holder in trying to collect this Note or in any such suit or proceeding, including, without limitation, reasonable attorneys' fees and expenses, investigation costs and all court costs, whether or not suit is filed hereon, whether before or after the Maturity Date, or whether in connection with bankruptcy, insolvency or appeal, or whether collection is made against Borrower or any guarantor or endorser or any other Person primarily or secondarily liable hereunder.

        4. SUCCESSORS AND ASSIGNS. The terms of this Note and of the other Loan Documents shall bind and inure to the benefit of the successors and assigns of the parties. The foregoing sentence shall not be construed to permit Borrower to assign the Loan except as otherwise permitted under the Loan Documents. As further provided in the Credit Agreement, a Lender may, at any time, sell, transfer, or assign all on a portion of its interest in this Note and the other Loan Documents, as set forth in the Credit Agreement.

        5. GENERAL PROVISIONS. Time is of the essence with respect to Borrower's obligations under this Note. If more than one Person or entity executes this Note as Borrower, all of said parties shall be jointly and severally liable for payment of the indebtedness evidenced hereby. Borrower and all sureties, endorsers, guarantors and any other party now or hereafter liable for the payment of this Note in whole or in part, hereby severally (a) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices (except any notices which are specifically


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required by this Note or any other Loan Document), filing of suit and diligence in collecting this Note or enforcing any of the security herefor; (b) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (c) agree that neither Administrative Agent nor any Lender shall be required first to institute suit or exhaust its remedies hereon against Borrower or others liable or to become liable hereon or to perfect or enforce its rights against them or any security herefor; (d) consent to any extensions or postponements of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; and (e) submit (and waive all rights to object) to non-exclusive personal jurisdiction of any state or federal court sitting in the city and county, and venue in the city or county, in which payment is to be made as specified in SECTION 1 of this Note, for the enforcement of any and all obligations under this Note and the Loan Documents;
(f) waive the benefit of all homestead and similar exemptions as to this Note;
(g) agree that their liability under this Note shall not be affected or impaired by any determination that any security interest or lien taken by Lender to secure this Note is invalid or unperfected; and (h) hereby subordinate any and all rights against Borrower and any of the security for the payment of this Note, whether by subrogation, agreement or otherwise, until this Note is paid in full. A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Note to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances. This Note may not be amended except in a writing specifically intended for such purpose and executed by the party against whom enforcement of the amendment is sought. Captions and headings in this Note are for convenience only and shall be disregarded in construing it. THIS NOTE, AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION, SHALL BE GOVERNED BY TEXAS LAW (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES FEDERAL LAW.

        6. NOTICES. Any notice, request, or demand to or upon Borrower or Lender shall be deemed to have been properly given or made when delivered in accordance with the Credit Agreement.

        7. NO USURY. It is expressly stipulated and agreed to be the intent of Borrower, Administrative Agent and all Lenders at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits a Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under state law) and that this Section shall control every other covenant and agreement in this Note and the other Loan Documents. If applicable state or federal law should at any time be judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Loan, or if Administrative Agent's exercise of the option to accelerate the Maturity Date, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is Administrative Agent's and each Lender's express intent that all excess amounts theretofore collected by Administrative Agent's and each Lender shall be credited on the principal balance of this Note and all other indebtedness and the provisions of this Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of


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any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Lenders for the use, forbearance, or detention of the Loan shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the maximum lawful rate from time to time in effect and applicable to the Loan for so long as the Loan is outstanding.

        THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

        THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

        IN WITNESS WHEREOF, Borrower has duly executed this Note as of the date first above written.

                                        BORROWER:

                                        BEHRINGER HARVARD REIT I, INC.,
                                        a Maryland corporation

                                        By:
                                           -------------------------------------
                                        Name:   Gerald J. Reihsen, III
                                        Title:  Executive Vice President


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